UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 26, 2013

Ares Commercial Real Estate Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-35517	45-3148087
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One North Wacker Drive, 48th Floor, Chicago, IL	60606
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 252-7500

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On July 26, 2013, ACRC Lender One LLC (“Lender One”), a wholly owned subsidiary of the Registrant, entered into an amendment with Capital One, National Association (“Capital One”) to its secured funding facility (as amended, the “Capital One Facility”) to, among other things, increase the size of the Capital One Facility to $100 million and increase the maximum individual loan amount from $25 million to $35 million.

In addition to increasing the size of the facility and the maximum individual loan amount, the Capital One Facility amendment reduced the pricing on the facility from a range of LIBOR plus a pricing margin of 2.50 percent to 4.00 percent to a range of LIBOR plus a margin of 2.00 percent to 3.50 percent, and the commitment period for new loans was extended by one year to May 18, 2015. The Capital One Facility amendment also modified certain financial tests and covenants to more effectively utilize the Capital One Facility.

The foregoing description is only a summary of certain material provisions of the amendment to the Capital One Facility, and is qualified in its entirety by reference to a copy of such agreement, which is filed herewith as Exhibit 10.1 and by this reference incorporated herein.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01  Other Events.

On July 30, 2013 the Registrant issued a press release announcing that it had increased the size of the Capital One Facility.  A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference. The information disclosed in and pursuant to this paragraph, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d)                                                                                 Exhibits:

Exhibit Number	Exhibit Description
10.1

Second Amendment to Master Revolving Line of Credit Agreement, dated July 26, 2013, among ACRC Lender One LLC, as borrower, Ares Commercial Real Estate Corporation, as guarantor, and Capital One, National Association, as lender.

99.1	Press Release, dated July 30, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:       July 30, 2013

ARES COMMERCIAL REAL ESTATE CORPORATION

By:	/s/ Timothy B. Smith
Name:	Timothy B. Smith
Title:	Vice President

Exhibit Index

Exhibit Number	Exhibit Description
10.1

Second Amendment to Master Revolving Line of Credit Agreement, dated July 26, 2013, among ACRC Lender One LLC, as borrower, Ares Commercial Real Estate Corporation, as guarantor, and Capital One, National Association, as lender.

99.1	Press Release, dated July 30, 2013.